SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 23, 2009

American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One American Road
Cleveland, Ohio	44144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 24, 2009, American Greetings Corporation (“American Greetings”) acquired (the “Acquisition”) all of the issued and outstanding capital stock of RPG Holdings, Inc. The Acquisition was completed pursuant to a petition and pre-packaged plan of reorganization filed on January 2, 2009, by RPG Holdings, Inc. and its subsidiaries under the U.S. Bankruptcy Code and an Agreement dated December 30, 2008, by and among American Greetings and its subsidiary, Lakeshore Trading Company, and RPG Holdings, Inc. and its subsidiary, Recycled Paper Greetings, Inc.

On February 27, 2009, American Greetings filed a Current Report on Form 8-K reporting a number of events, including the February 23, 2009 drawing under its term loan facility as well as the completion of the Acquisition on February 24, 2009 and that the financial statements and pro forma financial information required to be filed under Item 9.01 of Form 8-K in connection with the Acquisition would be filed at a later date. This Amendment No. 1 is being filed solely to amend the February 27, 2009 Current Report on Form 8-K to file the financial statements and pro forma financial information required to be filed in connection with the Acquisition.

The information contained in this Amendment No. 1 to American Greetings’ Current Report on Form 8-K should be read in conjunction with information set forth in American Greetings’ February 27, 2009 Current Report on Form 8-K and its historical consolidated financial statements and notes thereto included in American Greetings’ Annual Report on Form 10-K for the year ended February 28, 2009 filed with the Securities and Exchange Commission on April 29, 2009.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Consolidated Audited Financial Statements of RPG Holdings, Inc. as of and for the years ended April 25, 2008 and April 27, 2007, together with the notes thereto and the related Independent Auditor’s Report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

The Consolidated Audited Financial Statements of RPG Holdings, Inc. as of and for the years ended April 27, 2007 and April 28, 2006, together with the notes thereto and the related Independent Auditor’s Report thereon, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

The Unaudited Balance Sheets as of, and the Unaudited Consolidated Statements of Operations and Cash Flows for the nine month periods ended, January 23, 2009 and January 25, 2008, together with the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The American Greetings Unaudited Pro Forma Combined Statement of Operations for the year ended February 28, 2009, together with the notes thereto, giving effect to the acquisition of RPG Holdings, Inc., are filed as Exhibit 99.4 to this Current Report on Form 8-K/A.

(d) Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of McGladrey & Pullen, LLP

23.2	Consent of Altschuler, Melvoin and Glasser, LLP

99.1	The Consolidated Audited Financial Statements of RPG Holdings, Inc. as of and for the years ended April 25, 2008 and April 27, 2007, together with the notes thereto and the related Independent Auditor’s Report thereon.

99.2	The Consolidated Audited Financial Statements of RPG Holdings, Inc. as of and for the years ended April 27, 2007 and April 28, 2006, together with the notes thereto and the related Independent Auditor’s Report thereon.

99.3	The Unaudited Balance Sheets as of, and the Unaudited Consolidated Statements of Operations and Cash Flows for the nine month periods ended, January 23, 2009 and January 25, 2008, together with the notes thereto.

99.4	The American Greetings Unaudited Pro Forma Combined Statement of Operations for the year ended February 28, 2009, together with the notes thereto, giving effect to the acquisition of RPG Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Greetings Corporation
(Registrant)

By:	/s/ Joseph B. Cipollone
Joseph B. Cipollone, Vice President,
Corporate Controller and Chief Accounting Officer

Date: May 12, 2009

3